GOLDMAN SACHS TRUST

Institutional, Class R6 and Class P Shares of the

Goldman Sachs Strategic Factor Allocation Fund

(the “Portfolio”)

Supplement dated June 17, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 28, 2018, as supplemented to date

Effective immediately, Matthew Schwab, Managing Director, will serve as a portfolio manager for the Portfolio. Nishank Modi, Vice President, will continue to serve as a portfolio manager for the Portfolio.

Furthermore, effective immediately, Christian Morgenstern will no longer serve as a portfolio manager for the Portfolio.

Accordingly, effective immediately, the Portfolio’s disclosures are modified as follows:

All references to Mr. Morgenstern in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Matthew Schwab, Managing Director, has managed the Portfolio since June 2019; and Nishank Modi, Vice President, has managed the Portfolio since 2018.

The following replaces in its entirety the table under the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Matthew Schwab Managing Director	Portfolio Manager— Strategic Factor Allocation Fund	Since 2019	Mr. Schwab is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2007.
Nishank Modi Vice President	Portfolio Manager— Strategic Factor Allocation Fund	Since 2018	Mr. Modi is a portfolio manager within GSAM’s QIS platform. He joined Goldman Sachs in 2012.

***

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STRATFACTBDSTK 06-19